Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, James E. Miller, of Miller Diversified Corporation (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, certify that:

1.  The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended November 30, 2005 (the “Report”) fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 14, 2008

/s/ James E. Miller
James E. Miller
Principal Executive Officer and
Principal Financial Officer